SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Colchester Street Trust
(Name of Registrant as Specified In Its Charter)

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(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
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[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SHAREHOLDER UPDATE

Fidelity Institutional Money Market Funds

URGENT PROXY VOTING REQUEST

A few weeks ago we mailed you proxy information to enable you to vote on important proposals that affect the fund(s) and your investment(s). This information describes each proposal and asks for your vote on these important issues. It has been called to our attention that we have not yet received your ballot.

Your vote is important, no matter how large or small your holdings may be.

I am writing to remind you that your participation is extremely important. The Special Meeting of Shareholders scheduled for March 13, 2002 cannot be held until we receive a majority of the votes. Shareholders who hold more than one account in the fund(s) will receive a separate card for each account and should vote each card.

Voting is quick and easy. Please vote now using one of these options:

1. Vote By Telephone

Call toll-free at 1-800-848-3155 weekdays from 8:00 AM - 11:00 PM Eastern Time and Saturdays from 11:00 AM - 6:00 PM, Eastern Time. Your vote will be recorded by a representative of D.F. King & Co., Inc., our independent proxy solicitation firm.

2. Vote By Touch-Tone Phone

Please call the toll-free number printed on your proxy card(s), enter the control number found on the card(s), and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.

3. Vote by Internet

Please visit the web site printed on your proxy card(s), enter the control number found on the card(s), and follow the online instructions.

4. Vote by Fax

Please fax the front and back of your signed proxy card(s) to our proxy tabulator at

1-888-451-8683.

5. Vote by Mail

Please mail your signed proxy card(s) in the postage-paid envelope.

PLEASE VOTE YOUR PROXY NOW

If you have already voted, thank you for your response. If you have any further questions or would like to receive another copy of the proxy statement, please call Fidelity at 1-800-522-7297. We appreciate your immediate attention. Thank you.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Information on the Proxy Proposals

Q. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. If you are a shareholder in the following fund(s), you will be asked to vote on the indicated proposals:

Money Market Portfolio (Class I, Class II, Class III)

  To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.
  To authorize the Trustees to adopt an amended and restated Trust Instrument.
  To elect a Board of Trustees.
  To amend the fund's investment limitation concerning diversification.
  To amend the fund's investment limitation concerning lending.
  To amend the fund's investment limitation concerning underwriting.

Domestic Portfolio (Class I, Class II, Class III)

  To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.
  To authorize the Trustees to adopt an amended and restated Trust Instrument.
  To elect a Board of Trustees.
  To amend the fund's investment limitation concerning diversification.
  To amend the fund's investment limitation concerning lending.
  To amend the fund's investment limitation concerning underwriting.

Government Portfolio (Class I, Class II, Class III)

  To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.
  To authorize the Trustees to adopt an amended and restated Trust Instrument.
  To elect a Board of Trustees.
  To amend the fund's investment limitation concerning diversification.
  To amend the fund's investment limitation concerning lending.
  To amend the fund's investment limitation concerning underwriting.

Treasury Portfolio (Class I, Class II, Class III)

  To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.
  To authorize the Trustees to adopt an amended and restated Trust Instrument.
  To elect a Board of Trustees.
  To amend the fund's investment limitation concerning diversification.
  To amend the fund's investment limitation concerning lending.
  To amend the fund's investment limitation concerning underwriting.

Treasury Only Portfolio (Class I, Class II, Class III)

  To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.
  To authorize the Trustees to adopt an amended and restated Trust Instrument.
  To elect a Board of Trustees.
  To amend the fund's investment limitation concerning diversification.
  To amend the fund's investment limitation concerning lending.
  To amend the fund's investment limitation concerning underwriting.

Tax-Exempt Portfolio (Class I, Class II, Class III)

  To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.
  To authorize the Trustees to adopt an amended and restated Trust Instrument.
  To elect a Board of Trustees.
  To modify the fund's fundamental 80% investment policy.
  To eliminate a fundamental investment policy of the fund.
  To amend the fund's investment limitation concerning diversification.
  To amend the fund's investment limitation concerning lending.
  To amend the fund's investment limitation concerning underwriting.

Q. WHY ARE MONEY MARKET, DOMESTIC, GOVERNMENT, TREASURY, TREASURY ONLY AND TAX EXEMPT PORTFOLIOS EACH PROPOSING TO AMEND EACH FUND'S INVESTMENT LIMITATION CONCERNING DIVERSIFICATION?

A. The primary purpose of the proposal is to update each fund's current fundamental diversification limitation so that each fund will always comply with the diversification limitations under the 1940 Act as they are amended from time to time.

Q. WHY ARE MONEY MARKET, DOMESTIC, GOVERNMENT, TREASURY, TREASURY ONLY AND TAX EXEMPT PORTFOLIOS EACH PROPOSING TO AMEND EACH FUND'S INVESTMENT LIMITATION CONCERNING LENDING?

A. The primary purpose of this proposal is to revise each fund's fundamental lending limitation to conform to a limitation expected to become standard for all funds managed by FMR or its affiliates. Adoption of the proposed limitation on lending is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the instruments in which each fund invests. However, the proposed limitation would clarify that acquisitions of loans, loan participation or other debt instruments are not considered lending. As income earned from loans is generally subject to federal tax, Tax-Exempt Portfolio and Treasury Only Portfolio have no current intention of making loans, other than through the purchase of debt securities.

Q. WHY ARE MONEY MARKET, DOMESTIC, GOVERNMENT, TREASURY, TREASURY ONLY AND TAX EXEMPT PORTFOLIOS EACH PROPOSING TO AMEND EACH FUND'S INVESTMENT LIMITATION CONCERNING UNDERWRITING?

A. The primary purpose of this proposal is to clarify that each fund is not prohibited from investing in other investment companies, even if as a result of such sale or investment, each fund is technically considered an underwriter under federal securities law. The proposal also serves to revise each fund's fundamental investment limitation concerning underwriting to conform to a limitation expected to become standard for all funds managed by FMR or its affiliates. Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the instruments in which each fund invests.

Q. WHY IS TAX-EXEMPT PORTFOLIO PROPOSING TO MODIFY IT'S FUNDAMENTAL 80% INVESTMENT POLICY?

A. The purpose of this proposal is to move the fund's fundamental 80% investment policy from an 80% "income test" to an 80% "asset test". Adopting an asset-based 80% investment policy would facilitate FMR's compliance monitoring efforts. This modification is not expected to have a material effect on the way the fund is managed.

Q. WHY IS TAX-EXEMPT PORTFOLIO PROPOSING TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY?

A. This proposal would eliminate the fund's fundamental investment policy regarding investing in high-quality, short-term municipal obligations. The proposal is intended to allow the fund to communicate more clearly its investment objective and strategies by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. The fund will continue to invest in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments. Eliminating the fundamental investment policy is not expected to have any material effect on the way the fund is managed.

Q. WHAT ABOUT THE OTHER PROPOSALS IN THIS PROXY?

A. The other proposals that require your vote have been unanimously approved by each fund's Board of Trustees. Proposals regarding the election of a new Board of Trustees, effectiveness of Article VII, Section 7.04 of the Trust Instrument, and the adoption of an amended and restated Trust Instruments, are explained clearly in the funds' Proxy Statement. If you have any questions regarding these, or any of the aforementioned proposals, please call Fidelity Client Services at 800-843-3001.

Q. HAS MY FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS?

A. Yes. The Board of Trustees of each fund has unanimously approved all of the proposals, and recommends that you vote to approve each one.

Q. HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage paid envelope. You may also vote your shares over the touch tone telephone system or through the Internet. Simply call the toll-free number (888) 221-0697, or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity Client Services at 800-843-3001 or contact your dedicated Fidelity relationship manager.